UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2019

VIASPACE Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

344 Pine St., Santa Cruz, CA		95062

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 626-768-3360

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 6, 2019, pursuant to a Business Sale Agreement, dated March 6, 2019 (“Agreement”), by Viaspace, Inc. (the “Company”) and Bad Love Cosmetics Company, LLC, dba Elite Therapeutics (“Elite”), the Company completed it previously announced acquisition of Elite (the “Acquisition”).  The aggregate consideration paid was $500,000 and was made through an all stock purchase of 775,984,665 shares at a price of $0.00064434263, the prior 12 month weighted average stock price.

The foregoing description of the Business Sale Agreement is a summary only, does not purport to set forth the complete terms of such agreement, and is qualified in its entirety by reference to the Business Sale Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and hereby incorporated by reference.

Item 8.01 Other Events.

On February 11, 2019, the Company issued a press release announcing the acquisition of Elite.  A copy of the press release is included as Exhibit 10.3 to this Current Report on Form 8-K.

On March 11, 2019, the Company issued a press release announcing the completion of the acquisition of Elite.  A copy of the press release is included as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company intends to file the financial statements of Elite required by this item 9.01(a) as part of an amendment to this Current Report on Form 8-K or otherwise not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The Company intends to file the financial information required by this item 9.01(b) as part of an amendment to this Current Report on Form 8-K or otherwise not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K is required to be filed.

(c)	Exhibits

Exhibit No.	Description
10.1	Business Sale Agreement between Viaspace, Inc and Bad Love Cosmetics Company, LLC, dated March 6, 2019

10.2	Press release issued by Viaspace, Inc., dated as of March 11, 2019

10.3	Press Release issued by Viaspace, Inc., dated as of February 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

March 11, 2019	By:	/s/ Nick Stoll
Name: Nick Stoll
Title: Controller